UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2022

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38828	04-3197974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Suite 1703, PMB 73480
Boston, MA 02115
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (978) 897-0100

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SEAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

As previously reported in SeaChange International, Inc.’s (the “Company” or “SeaChange”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 15, 2022, Peter D. Aquino, the President and Chief Executive Officer of SeaChange was named Chairman of SeaChange’s board of directors (the “Board”), in addition to his role as President and Chief Executive Officer on July 14, 2022. On August 17, 2022, Mr. Aquino delegated his role as President of SeaChange, to Mr. Christoph Klimmer, the Company’s current Senior Vice President and Chief Revenue Officer effective immediately, to rebalance executive roles and responsibilities.

(c)

On August 17, 2022, the Board appointed Christoph Klimmer as President of the Company, effective August 17, 2022. Mr. Klimmer, 39, has more than 15 years of experience in the technology, media and telecommunications industry. Mr. Klimmer joined the Company in February 2019 when the Company acquired Danish streaming platform provider Xstream A/S, an OTT and streaming services company (“Xstream”). Mr. Klimmer served as the Head of Business Development at Xstream from May 2015 until February 2019, then served as the Vice President of EMEA Sales for the Company from February 2019 until January 2021, then served as Senior Vice President of Sales and Marketing for the Company from February 2021 until October 2021, then served as the Company’s Senior Vice President and Chief Revenue Officer from October 2021 until his appointment as President on August 17, 2022. Mr. Klimmer held various senior sales, operations and business development positions prior to joining Xstream in 2015, including Chief Operating Officer at SporterPilot ApS from October 2013 until April 2015, a sports data start-up company. Mr. Klimmer is an angel investor and advisor to various financial technology, biotechnology and sustainability start-up companies. He holds a Ph.D. in media studies from the University of Hamburg, Germany.

The selection of Mr. Klimmer to serve as President was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Klimmer and any director, executive officer, or person nominated to become a director or executive officer of the Company, and there are no related person transactions between the Company and Mr. Klimmer required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In connection with the appointment of Mr. Klimmer as President of the Company, the Compensation Committee of the Board (the “Compensation Committee”) and the Board agreed to pay Mr. Klimmer an annual base salary of EUR 241,061 per year. Mr. Klimmer will also be eligible to receive a cash bonus under the Company’s Short-Term Incentive cash bonus plan. For fiscal year 2023, the Board shall determine specific target goals which, if met within parameters determined by the Compensation Committee, Mr. Klimmer will be eligible to receive a target cash bonus of up to fifty percent (50%) of his annual base salary, with a stretch goal of one hundred percent (100%). The fiscal year 2023 payout will be prorated for his time as President of the Company. Mr. Klimmer will also be eligible to participate in the Company’s Long-Term Incentive (“LTI”) equity plan. Fiscal year 2023 LTI equity grants are currently being determined by the Compensation Committee.

Pursuant to Mr. Klimmer’s Managing Director Services Contract (“Klimmer Services Contract”), in the event of termination of Mr. Klimmer’s employment, Mr. Klimmer will be entitled to a nine (9) month notice period under the Klimmer Services Contract. These summaries are qualified in their entirety by reference to the text of the Klimmer Services Contract and the Supplement to the Klimmer Services Contract, which are included as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Mr. Klimmer has executed an Indemnification Agreement with the Company. Attached as Exhibit 10.3, and incorporated herein by reference, is a copy of the form of Indemnification Agreement. Mr. Klimmer will be offered a Change in Control Severance Agreement (the “Klimmer CIC Agreement”) with the Company. The Klimmer CIC Agreement will provide for enhanced severance benefits if there should be a change in control of the Company and a reduction in duties or termination of Mr. Klimmer’s employment with the Company within two years of the change in control of the Company.

Item 7.01.	Regulation FD Disclosure.

On August 17, 2022, the Company issued a press release, announcing the promotion of Mr. Klimmer as described above. A copy of such press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K and the exhibit attached hereto are deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Managing Director Service Contract dated August 16, 2022 between SEAC Germany GmbH and Christoph Klimmer.

10.2	Supplement to Managing Director Service Contract dated August 16, 2022 between SEAC Germany GmbH and Christoph Klimmer.

10.3	Form of Indemnification Agreement (filed as Exhibit 10.15 to the Company’s Annual Report on Form 10-K previously filed on April 10, 2013 with the SEC and incorporated herein by reference).

99.1	Press release dated August 17, 2022.

104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

	by:	/s/ Peter D. Aquino
Peter D. Aquino
Dated: August 17, 2022		Chief Executive Officer